Exhibit 10.12

                     CHINA UNISTONE ACQUISITION CORPORATION

                                                     ______________, 2004

BZB Leasing, Inc.
4 Columbus Circle, 5th Floor
New York, New York 10019

Gentlemen:

      This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of China Unistone Acquisition Corporation ("CUAC") and continuing until the consummation by CUAC of a "Business Combination" (as described in CUAC's IPO prospectus), BZB Leasing, Inc. shall make available to CUAC certain office and secretarial services as may be required by CUAC from time to time, situated at 4 Columbus Circle, 5th Floor, New York, New York 10019. In exchange therefore, CUAC shall pay BZB Leasing, Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

                                       Very truly yours,

                                       CHINA UNISTONE
                                       ACQUISITION CORPORATION


                                       By:  ________________________________
                                            Name:   Chih T. Cheung
                                            Title:  Chairman of the Board

AGREED TO AND ACCEPTED BY:

BZB LEASING, INC.

By: ________________________
    Name:
    Title: